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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      JULY 18, 2001
                                                       -------------------------


                             EOS INTERNATIONAL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                  0-15586                   52-1373960
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 (STATE OR OTHER JURISDICTION     (COMMISSION FILE            (IRS EMPLOYER
       OF INCORPORATION)             NUMBER)               IDENTIFICATION NO.)


            888 SEVENTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10106
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 887-6869
                                                   ---------------------------



   dreamlife, inc., 425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 4. Changes in Registrant's Certifying Accountant.

      Comyns, Smith, McCleary LLP served as the principal independent accountants for Discovery Toys, Inc., a California corporation. As described in the report on Form 8-K dated August 1, 2001, dreamlife, inc. acquired all of the outstanding stock of Discovery Toys, Inc. in a reverse acquisition on July 18, 2001. Discovery Toys has operated as a wholly-owned subsidiary of dreamlife, inc. since the date of such acquisition. On December 28, 2001, Comyns, Smith, McCleary LLP declined to stand for reelection as the principal independent auditors of Discovery Toys, Inc.

      In connection with the audits of the two fiscal years ended December 31, 2000 and the subsequent interim period through December 28, 2001, there were no disagreements with Comyns, Smith, McCleary LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the two most recent fiscal years and through December 28, 2001, there have been no reportable events (as defined in Regulation S-K 304(a)(1).

      The audit reports of Comyns, Smith, McCleary LLP on the financial statements of Discovery Toys, Inc. as of the two fiscal years ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      On November 13, 2001, dreamlife, inc. filed a report on Form 8-K dated November 6, 2001 under Item 4 (Changes in Registrant's Certifying Accountant). This report on Form 8-K set forth the fact that on November 6, 2001, KPMG LLP, dreamlife, inc.'s certifying accountant, declined to stand for reelection and that BDO Seidman LLP was engaged as principal accountants for dreamlife, inc. on November 12, 2001.


Item 7. Exhibits.

(c)   Exhibits

EX. NO.           DESCRIPTION


16.1              Letter, dated January 3, 2002, of Comyns, Smith, McCleary LLP



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         dreamlife, inc.


Dated: January 3, 2002                    By:  /s/ Jack Hood
       ---------------                        ------------------------------
                                          Jack Hood
                                          Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION

 16.1                               Letter, dated January 3, 2002, of Comyns,
                                    Smith, McCleary LLP